MEDOVEX CORPORATION

Better Living Through Better Medicine

NASDAQ: MDVX

April 2015

Safe Harbor Statement

The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities. Securities will be offered only to designated potential investors by means of a definitive private placement memorandum and related materials, which will contain important information regarding MEDOVEX (the "Company") and any such offering, including a description of important risk factors which every prospective investor should consider.

We have made forward- looking statements in this presentation that are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements and information concerning our possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, benefits resulting from any offering by the Company and the effects of compensation. Forward-looking statements include all statements that are not historical facts, and can be identified by the use of forward-looking terminology such as words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

Forward –looking statements involve risk, uncertainties and assumptions. Actual results and future events may differ materially from those expressed, assumed or anticipated in these forward-looking statements. You should not rely on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements after the date of this presentation. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

These risks and uncertainties include, but are not limited to the possibility that clinical trials will not be successful or confirm earlier results, risks associated with obtaining funding from third parties, risks relating to the timing and costs of clinical trials, approvals for clinical trials, results of clinical trials, the timing of regulatory submissions, the timing and receipt of regulatory approvals, the timing and amount of other expenses, execution risks, competition, risks related to market acceptance of products, intellectual property risks, assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results and other factors set forth under the headings "Cautionary Note Concerning Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's 10-K filed with the SEC described in this presentation. All statements contained in this presentation are made only as of the date of this presentation and Medovex undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause our results to differ materially from those expressed in forward-looking statements. Theses factors include our competitive environment; our executive team, economic and other conditions in the markets in which we propose to operate; governmental regulation of our proposed products and of the markets in which we propose to operate; uncertainties inherent in product development and testing; our further financing needs; and our ability to grow and to manage out growth effectively.

Statements made in this presentation have not been evaluated by the Food and Drug Administration or the Center for Medicaid and Medicare Services. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Medovex Corp. is an emerging leader in the aggregation of medical and healthcare technologies. Along with our DenerveX device, we are building a diversified portfolio of differentiated medical products via acquisition of companies that share our vision of improving the quality of patient care. While we remain focused on assets with near-term commercial opportunity, we will also opportunistically seek transformative technologies that have the potential to shape future markets.

Much like any asset manager, we seek to acquire medical technologies that are well into their developmental life cycle, can be commercialized with limited additional investment, or are immediately earnings accretive with the potential for additional scale.

Company Snapshot

Medovex is an emerging leader in the aggregation of medical and healthcare technologies. Along with our DenerveX device, we are building through acquisition a diversified portfolio of patented Medtech assets focused on improving the quality of patient care while possessing near term commercialization opportunity.

- Strong management team and board of directors comprised of skilled surgeons, renowned physicians, a distinguished military general, and experienced business executives all with historic track records of success.
- Completed successful IPO raising $9.2 million and listing on Nasdaq: MDVX / Strong balance sheet / No debt
- DenerveX device is targeted in a multi-billion dollar Osteoarthritis market opportunity and has passed significant development milestone
- Successful acquisition and integration of first portfolio company Streamline
- Seeking marketing opportunity with durable medical equipment partners in the industry for the sale of the Streamline™ IV Suspension System
- Highly scalable aggressive growth model accompanied by a robust acquisition pipeline and consistent quality deal flow

Exchange: Ticket
- NASDAQ: MDVX

Common Shares
- 11.05M (Approx.)

Market Cap
- $47.43M

Share Price (4/13/2015)
- $4.50

52 Week Range
- $4.24-$5.25

Average Daily Volume (3 Mo.)
- 14,831

Insider/ Institutional Ownership
- 55%

Headquarters
- Atlanta, GA

Employees
- 8

Founded
- 2013

MEDOVEX Corporation will develop and acquire technologies that significantly improve patient quality of care and health care economics. Initially, we have focused on management of facet joint syndrome and intra-hospital patient transport.

DenerveX Device

Less invasive than surgery, a single use medical device that provides a longer lasting pain relief solution for patients suffering from facet joint syndrome

Streamline IV Suspension System

An easy, safe and effective solution for safe patient handling, intra-hospital management and transport of patients and their equipment

Key Management & Board Members

MEDOVEX CORPORATION
Better Living Through Better Medicine

Steve Gorlin, Co-Founder & Board of Directors	James Andrews, MD, Co-Inventor & Board of Directors	Larry Papasan, Chairman, Board of Directors	Scott Haufe, MD, Co-Inventor & Board of Directors	John Thomas, Board of Directors	Major General Lou Hennies (retired), Board of Directors
Randal Betz, MD, Board of Directors	Jarrett Gorlin, CEO & Board of Directors	Thomas Hills, Board of Directors	Patrick Kullmann, President & COO	Jeff Wright, Chief Financial Officer	Dennis Moon, Executive Vice President

MEDIVATION
Driven by science. Focused on life
MiMedx GROUP
ENTREMED
ANDREWS INSTITUTE
smith&nephew
BIOMIMETIC
AxioMed SPINE CORPORATION
CytRx CORPORATION
DARA BiOSciences
Advancing Medical Discoveries
MEDICIS
Boston Scientific
Medtronic
Johnson & Johnson
Hills Capital Management, llc

MEDOVEX will achieve market growth by commercializing medical technologies that will significantly improve the quality of patient care.

DenerveX Device growth plan: Facet Joint Pain Relief Therapy

- Complete the development of the DenerveX System
- Gain CE marking and launch successfully in the EU, initiate the U.S. ***RELEIF*** Trial for FDA clearance
- Leverage the exclusivity of the DenerveX Pro-40 generator with the DenerveX Device as a system for safe and effective therapy delivered to patients
- Create an enhanced reimbursement profile in the U.S. and in EU
- Drive key opinion leaders, speaking and authorship strategies for effective product adoption

Streamline IV Suspension System growth plan: Safe Patient Handling and Intrahospital Transport

- Implement a marketing agreement with a leading hospital bed partner in the U.S.
- Expand marketing territory with a strategy partner for the EU, and other OUS territories
- Continue planning and developing product line extensions using base technology
- Develop and implement key patient safety and effective use studies with customers
- Drive key opinion leaders, speaking and authorship strategies with a leading hospital equipment manufacturer for effective product adoption

What is Facet Joint Syndrome?

- Facet joint syndrome (FJS) is a condition in which the joints in the back of the spine degenerate and subsequently cause pain.
- Each joint has a rich supply of tiny nerve fibers that provide a painful stimulus when the joint is injured or irritated.
- When facet joints become worn or torn, the cartilage may become thin or disappear.
- The bone in the joint underneath can produce an overgrowth of bone spurs and an enlargement of the joints, which can produce considerable back pain when a person moves.


Facet joint
Cervical vertebra
Cervical disc
Facet capsule

Market Opportunity

Potential Market Opportunity

DenerveX Device
- 10% of American adults have back pain
- 31% of chronic back pain has Facet Joint Syndrome
- Current treatments for FJS are temporary and ineffective

Streamline IV Suspension Systems
- 5745 hospitals in U.S., 40K patient transports in each hospital per year
- 230M transports in U.S. hospitals annually
- 94K Critical Care Unit beds in U.S.
- Current solutions are not effective

Key Market Drivers

DenerveX Device
- Key unmet need clinically
- Providers and patients are looking for a more effective, longer lasting pain relief solution
- RF ablation and FJS injections are temporary

Streamline IV Suspension System
- The nursing shortage will grow more critical in the future
- The Streamline IV Suspension System is perfect for managing patients IV pumps and equipment
- Safe patient and provider issues are becoming significant problems in hospitals

Future Development and Acquisition Opportunities

DenerveX Comparative Procedural Costs (Over 3 Years)

MEDOVEX CORPORATION
Better Living Through Better Medicine

Temporary Treatments	• Injections (3 times annually) • Cost- $12,900 • RF Ablations/ Pulsed RF (2 times annually) • Cost- $9,750
Long Term Treatment	• Spinal Fusion (1 time) • Cost- $108,985
DenerveX Solution	• DenerveX (1 time) • Cost- $2,010

The DenerveX Solution

- Consists of two procedures combined into one device
- Provides for a longer lasting treatment solution
- It is a single use medical device
- Less invasive, minimal recovery time versus surgery
- Offers potential savings to the health care system
- Power Generator precisely matched with device for effective therapy and patient safety


DENERVEX

DenerveX Device-Single Use


DENERVEX
PRO 40

DenerveX Pro-40 Power Generator

DenerveX "Manual Method" Proof of Concept Trial

- The clinical efficacy of the DenerveX Device concept has been demonstrated via a study of 174 patients with three to six year follow up.
- The patients were treated using a two-step procedure of capsular tissue removal and electro cautery.
- The DenerveX Device from Medovex will provide a longer lasting and effective treatment solution for facet joint syndrome.
- The DenerveX Device combines these two steps into a single procedure.



Number of Patients	Patients with Positive Outcome
• Cervical- 45 • Thoracic- 15 • Lumbar- 114	• Cervical- 77% • Thoracic- 73% • Lumbar- 68%

The Streamline IV Suspension System Solution

MEDOVEX corporation has acquired Streamline, a Minneapolis based medical technology company that develops and manufactures an *intrahospital transport system* for patient equipment that helps reduce costs and increases safety in hospitals

- Supports multiple pieces of patient medical equipment
- Automatically attaches and secures to any brand of patient bed and retracts off of the floor
- Equipment is easily transported hands-free


The revolutionary Streamline
IV Suspension System is
Fast • Safe • Efficient
medovex.com/streamline

The Problem / The Solution

MEDOVEX CORPORATION
Better Living Through Better Medicine

The Problem
Traditional IV Pump and Equipment Approach



Safe

Easy

Efficient

The Solution
Streamline IV Suspension System Approach



- Worker's comp claim - Nurse workplace injuries are ranked # 2 in the U.S.
- Inefficient use of staff - Pulling nursing and other staff away from patients to help move equipment
- Bloodstream infections related to this problem - 250,000 annually in the U.S. - 12% + mortality rate

Cumbersome

Current IV Poles

Unsafe

Inefficient



Medical equipment has become bigger and more cumbersome and the supporting base of equipment has not kept pace.



Limited available staff for transport- right now it takes as many as 4 people or more to transport a patient.



Likelihood of IV line disruption offers significant clinical and financial costs for hospital.

Medovex Corporation

NASDAQ: MDVX

- Founded by Steve Gorlin (Entremed, Medicis, Medivation, MiMedx)
- First developmental product Co-Developed by Dr. Scott Haufe and Dr. James Andrews (world renowned orthopedic surgeon)
- Experienced and proven management team and board of directors
- Strong balance sheet / No debt / Raised $9.2M in IPO December 19, 2014
- High insider / institutional ownership (55%)
- Scalable high growth recurring revenue model
- Progress in design and development of first product (DenerveX Device)
- Completed and integrated first acquisition (Streamline)
- Strong pipeline of potentially accretive acquisition opportunities
- Intellectual Property portfolio (300 claims)

Contact Us

Medovex Corp.
3729 Hardee Avenue
Atlanta, GA 30341
Phone: 844-633-6839
www.medovex.com

Investor Contact
Jason Assad
Phone: 470-505-9905
Jassad@medovex.com